Exhibit 99.3

Landry’s Shareholder Litigation
Must be Postmarked	c/o The Garden City Group, Inc.
No Later Than	PO Box 9349
December 6, 2010	Dublin, OH 43017-4249
1- 800- 231- 1815

Claim Number:	Control Number:

PROOF OF CLAIM AND RELEASE

YOU MUST COMPLETE THIS CLAIM FORM BY DECEMBER 6, 2010 TO BE ELIGIBLE TO SHARE IN THE SETTLEMENT FUND CREATED FOR THE BENEFIT OF THE 2008 TRANSACTION SUBCLASS MEMBERS.

TABLE OF CONTENTS	PAGE #

SECTION A - CLAIMANT INFORMATION	2

SECTION B - LANDRY’S COMMON STOCK	3

SECTION C - RELEASE AND SIGNATURE	4

2
SECTION A - CLAIMANT INFORMATION
Claimant Name(s) (as you would like the name(s) to appear on the check, if eligible for payment):

Account Number: (not required)

Last 4 digits of Claimant Social Security Number/Taxpayer ID Number:

Name of the Person you would like the Claims Administrator to Contact Regarding This Claim (if different from the Claimant Name(s) listed above):

Claimant or Representative Contact Information:
The Claims Administrator will use this in formation for all communications relevant to this Claim (including the check, if eligible for payment). If this in formation changes, you MUST notify the Claims Administrator in writing at the address above.

Street Address:

City:

State and Zip Code:

Country (Other than U.S.):

Daytime Telephone Number:	( ) -	Evening Telephone Number:	( ) -

Email Address:
(Email address is not required, but if you provide it you authorize the Claims Administrator to use it in providing you with in formation relevant to this claim.)

IF YOU FAIL TO SUBMIT A COMPLETE CLAIM BY DECEMBER 6, 2010 YOUR CLAIM IS SUBJECT TO REJECTION

OR YOUR PAYMENT MAY BE DELAYED.

NOTICE REGARDING ELECTRONIC FILES: Certain claimants with large numbers of transactions may request to, or may be requested to, submit information regarding their transactions in electronic files. To obtain the mandatory electronic filing requirements and file layout, you may visit the website at www.gardencitygroup.com or you may e-mail the Claims Administrator at eClaim@gardencitygroup.com. Any file not in accordance with the required electronic filing format will be subject to rejection. No electronic files will be considered to have been properly submitted unless the Claims Administrator issues an email after processing your file with your claim numbers and respective account information. Do not assume that your file has been received or processed until you receive this email. If you do not receive such an email within 10 days of your submission, you should contact the electronic filing department at eClaim@gardencitygroup.com to inquire about your file and confirm it was received and acceptable.

NOTE: Separate Proofs of Claim should be submitted for each separate legal entity (for example, a claim from Joint Owners should not include separate transactions of just one of the Joint Owners, an Individual should not combine his or her IRA transactions with transactions made solely in the Individual’s name). Conversely, a single Proof of Claim should be submitted on behalf of one legal entity including all transactions made by that entity no matter how many separate accounts that entity has (for example, a Corporation with multiple brokerage accounts should include all transactions made in Landry's common stock on one Proof of Claim, no matter how many accounts the transactions were made in.)

3

SECTION B - LANDRY’S COMMON STOCK YOU MUST SUBMIT DOCUMENTATION SUPPORTING THE INFORMATION BELOW

1. BEGINNING HOLDINGS: At the close of business on September 16, 2008, I owned shares of Landry’s common stock. (If none, write “zero” or “0.” If other than zero, must be documented.)

2. PURCHASES: I made the following purchases of Landry’s common stock on or after September 17, 2008 (through the date you submit this claim form) (Must be documented)

Date(s) of Purchase (List Chronologically) (Month/Day/Year)	Number of Shares of Common Stock Purchased

/ /

/ /

/ /

/ /

3.	SALES: I made the following sales of Landry’s common stock on or after September 17, 2008 (through the date you submit this claim form) (Must be documented)

Date(s) of Sale (List Chronologically) (Month/Day/Year)	Number of Shares of Common Stock Sold	Sale Price Per Share of Common Stock

/ /		$-

/ /		$-

/ /		$-

/ /		$-

4. UNSOLD HOLDINGS: As of the date I filed this claim form, I owned shares of Landry’s common stock. (If none, write “zero” or “0.” If other than zero, must be documented.)

IF YOU NEED ADDITIONAL SPACE TO LIST YOUR TRANSACTIONS YOU MUST PHOTOCOPY THIS PAGE AND CHECK THIS BOX ❑ IF YOU DO NOT CHECK THIS BOX THESE ADDITIONAL PAGES WILL NOT BE REVIEWED

4
SECTION C - RELEASE AND SIGNATURE

1.    I affirm that I sold Landry's common stock on or after September 17, 2008. (Do not submit this Proof of Claim if you did not sell Landry's common stock on or after September 17, 2008).

2.    By submitting this Proof of Claim, I state that I believe in good faith that:

•

I am a member of the 2008 Transaction Subclass as defined in the Notice of Proposed Settlements of Shareholder Litigation, Settlement Fairness Hearing, and Applications for Attorneys’ Fees and Reimbursement of Litigation Expenses (the “Notice”); or

•

I am acting for such person( Note: If you are acting in a representative capacity on behalf of a member of the 2008 Transaction Subclass (e.g., as an executor, administrator, trustee, or other representative), you must submit evidence of your current authority to act on behalf of that member. Such evidence would include, for example, letters testamentary, letters of administration, or a copy of the trust documents.)

I further state that I believe in good faith that:

•	I am not a Defendant in the litigation that is the subject of this settlement or anyone excluded from the Net Settlement Fund; and

•	I have read and understand the Notice and believe that I am entitled to receive a share of the Net Settlement Fund; and

•	I elect to participate in the proposed settlement described in the Notice.

3.    I consent to the jurisdiction of the Court with respect to all questions concerning the validity of this Proof of Claim. I understand and agree that my claim may be subject to investigation and discovery under the Rules of the Court of Chancery of the State of Delaware, provided that such investigation and discovery shall be limited to my status as a member of the 2008 Transaction Subclass and the validity and amount of my claim. No discovery shall be allowed on the merits of the litigation or settlement in connection with processing of the Proofs of Claim.

4.    Where requested above, I have set forth all relevant information regarding each of my sales and/or purchases of Landry's common stock. I agree to furnish additional information to the Claims Administrator, if requested to do so.

5.    In support of my claim I have enclosed photocopies of the stockbroker’s confirmation slips, stockbroker’s statements , or other documents evidencing each relevant purchase, sale or retention of Landry's common stock. (IF ANY SUCH DOCUMENTS ARE NOT IN YOUR POSSESSION, PLEASE OBTAIN A COPY OR EQUIVALENT DOCUMENTS FROM YOUR BROKER BECAUSE THESE DOCUMENTS ARE NECESSARY TO PROVE AND PROCESS YOUR CLAIM. )

6.    I understand that the information contained in this Proof of Claim is subject to such verification as required by the Claims Administrator or directed by the Court, and I agree to cooperate in any such verification. (The information requested herein is designed to provide the minimum amount of information necessary to process most claims. The Claims Administrator may request additional information to efficiently and reliably calculate your Recognized Loss Amount. The Claims Administrator may condition acceptance of the Proof of Claim upon the production of additional information, including, where applicable, information concerning transactions in any derivatives of the subject securities, e.g. option contracts.)

7.    I (we) understand and acknowledge that without further action by anyone, on and after the Effective Date, all 2008 Transaction Subclass Members, on behalf of themselves, their heirs, executors, administrators, predecessors, successors and assigns, shall release, waive, discharge and dismiss any and all Settled Claims (as defined in the Notice), and shall forever be barred and enjoined from instituting, commencing or prosecuting any and all Settled Claims, against all Released Parties (as defined in the Notice).

I declare under penalty of perjury under the laws of the State of Delaware that the foregoing information supplied by the undersigned is true and correct.

Executed this	day of		,	in		,		.
		(Month/Year)			(City)		(State/Country)

(Sign your name here)

(Type or print your name here)

(Joint owner sign your name here )

(Joint owner type or print your name here)

(Capacity of persons signing, e.g., Beneficial Purchaser, Executor or Administrator)

REMINDER CHECKLIST

1.	Please sign the Certification Section of the Proof of Claim Form and Release.

2.	If this Claim is being made on behalf of Joint Claimants, then both must sign.

3.	For an overview of what constitutes adequate supporting documentation please visit www.gardencitygroup.com/pages/cases/filing-tips.php.

4.	DO NOT SEND ORIGINALS OF ANY SUPPORTING DOCUMENTS.

5.	Keep a copy of your Proof of Claim Form and Release and all documentation submitted for your records.

6.

The Claims Administrator will acknowledge receipt of your Proof of Claim Form and Release by mail, within 60 days. Your claim is not deemed filed until you receive an acknowledgment postcard. If you do not receive an acknowledgment postcard within 60 days, please call the Claims Administrator toll free at 1-800-231-1815.

7.	If you move, please send your new address to:

Landry’s Shareholder Litigation

c/o The Garden City Group, Inc.

PO Box 9349

Dublin, OH 43017-4249

8.	Do not use highlighter on the Proof of Claim Form and Release or supporting documentation.

THIS PROOF OF CLAIM MUST BE POSTMARKED NO LATER THAN

DECEMBER 6, 2010 AND MUST BE MAILED TO:

Landry’s Shareholder Litigation

c/o The Garden City Group, Inc.

PO Box 9349

Dublin , OH 43017-4249